Exhibit 99.1

NYSE American | LLEX Corporate Presentation August 2017

Disclaimer Strictly Private and Confidential This presentation contains forward - looking statements . The use of words such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “should”, “likely” or similar expressions, indicates a forward - looking statement . These statements and all the projections in this presentation are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management . The actual results could differ materially from a conclusion, forecast or projection in the forward - looking information . The identification in this presentation of factors that may affect Lilis’ future performance and the accuracy of forward - looking statements is meant to be illustrative and by no means exhaustive . These forward - looking statements are given only as of the date of this presentation . Except as required by law, we do not intend, and undertake no obligations to update any forward - looking statements . All forward - looking statements should be evaluated with the understanding of their inherent uncertainty . These forward - looking statements include, among other things, statements about Lilis’ expectations, beliefs, intentions or business strategies for the future, statements concerning Lilis’ outlook with regard to the timing and amount of future production of oil, natural gas liquids and natural gas, price realizations, the nature and timing of capital expenditures for exploration and development, plans for funding operations and drilling program capital expenditures, the timing and success of specific projects, operating costs and other expenses, proved oil and natural gas reserves, liquidity and capital resources, outcomes and effects of litigation, claims and disputes and derivative activities . Factors that could cause Lilis’ actual results to differ materially from those expressed or implied by forward - looking statements include, but are not limited to : the success of Lilis’ exploration and development efforts ; the price of oil, gas and other produced gases and liquids ; the worldwide economic situation ; changes in interest rates or inflation ; the ability of Lilis to transport gas, oil and other products ; the ability of Lilis to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital ; Lilis’ capital costs, which may be affected by delays or cost overruns ; cost of production ; environmental and other regulations, as the same presently exist or may later be amended ; Lilis’ ability to identify, finance and integrate any future acquisitions ; and the volatility of Lilis’ stock price . See the risks discussed in Lilis’ Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q . RESERVE/RESOURCE DISCLOSURE The Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions of such terms . Reserve estimates that are intended to meet SEC guidelines are included in our periodic reports filed with the SEC . In this presentation, Lilis sometimes refers to broader, less precise terms when characterizing reserve estimates, such as “resource potential” and “estimated ultimate recovery”, or “EUR”, which the SEC does not permit to be disclosed in SEC filings and are not intended to conform to SEC filing requirements . These estimates are by their nature more speculative than those disclosed in Lilis’ SEC filings and thus are subject to substantially greater uncertainty of being realized . They are based on internal estimates, are not reviewed or reported upon by any independent third party and are subject to ongoing review . Actual quantities recovered will likely differ substantially from these estimates . Factors affecting ultimate recovery of reserves include t he scope of Lilis’ actual drilling program, which will be directly affected by the availability of capital, drilling and production costs, commodity prices (including prevailing oil and gas prices), availability of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals, field spacing rules, actual recoveries of oil and natural gas in place, length of horizontal laterals, actual drilling results, including geological and mechanical factors affecting recovery rates, and other factors . These estimates may change significantly as the development of properties provides additional data . Investors are urged to consider closely the oil and gas disclosures in Lilis’ 2016 Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and other public filings . No Liability . Recipients are urged to consult with their own independent legal and financial advisors with respect to any investment . This presentation should be independently verified . Neither Lilis nor any of its officers, directors, members, employees or consultants, accept and liability whatsoever for any direct or consequential loss arising from any use of information contain in this presentation . Investing in securities can be speculative and can carry a high degree of risk .

Pure Play Permian Operator with Core Delaware Position ; Approximately 10,500 net acres (82% operated) in the Permian’s Delaware basin ; Multi - year inventory of over 500 potential horizontal net locations ; Strong well economics with ~87% IRRs using current strip pricing (1) ; Pure play Permian Basin operator High Growth Rate with 12 - Month Plan ; Transformative value proposition through conversion of resource potential to production, reserves, and cash flow ; 2017 D&C development plan (2) calling for the drilling of up to 11 gross or 9 net wells ( consisting of vertical re - entries and new drills) initially targeting the Wolfcamp B formation □ 6 targeted vertical wellbores on acreage position allows for re - entry and significant cost savings ; 15 vertical wells, 5 Horizontal producing, 1 Horizontal in progress (drilling) and 1 Horizontal in progress (completion) from multiple formations ; Estimate exit rate production between 5,000 – 5,300 Boe /d by December 31, 2017 Track Record of Delaware Acreage Acquisition ; Currently assembled approximately 10,500 net acre position ; RSP Permian acquisition of Silver Hill transacted at $47,561 / net production adjusted acre (3) – RSPP/Silver Hill acreage surrounds Lilis’s acreage ; Average transaction value per acre of $35,004 for Q2 2017 ; Since June 2016 merger with Brushy Resources, Lilis has expanded Delaware Basin acreage footprint by over 200% Experienced and Aligned Management Team ; Management and Board of Directors beneficially own ~15% of the company – aligned with shareholder interests ; Current management and operational teams have worked with Anadarko, AEP, Cobalt, Devon, Occidental, EOG, Burlington, SM Energy, US Energy and Quantum Resources Investment Highlights 1. Based off of strip pricing 8/9/17 on a 1.5 mile and $8.5mm AFE 2. 2017 drilling plan subject to continued internal evaluation, including development targets and well locations. Currently tar get ing Walfcamp B but may evaluate different zones 3. $/acre information taken from publicly available information and includes certain transaction adjustments 3

Lilis Energy Overview

Delaware Basin Position


DEVON
EOG
RSP PERMIAN
MATADOR
DEVON
SHELL
LILIS ENERGY

LLEX Profile(1)

Share Price	$3.80
Shares Outstanding	50.8 million
Market Cap	$193.0 million
Fully Diluted Shares Outstanding(2)	~69.6 million
Adjusted Market Cap	$264.5 million

Corporate Overview

- **Delaware Basin Operator**
  - Prolific Delaware Basin is now in full scale development mode
  - ~ 10,500 net acres positioned in the core of the Delaware
  - Over 500 net identified future drilling locations(3)
  - Average working interest of 72%
  - 65% HBP
  - 82% operated
  - Drilled some of the highest IP per 1,000ft wells in the Delaware Basin
- **Recent Financing Activity**
  - An amended $15 million first lien term loan facility
  - A $125 million convertible, second lien, term loan facility, including an $80 million facility funded at closing with a $45 million committed delayed-draw term loan
  - Repayment of $38.1 million first lien term loan
  - Conversion of 100% of Series B Preferred Stock into common shares
  - Redemption in full of the Company's Conditionally Redeemable Preferred Stock
- **Preliminary 2017 operating capital plan focused on meaningful production and acreage footprint growth**
  - 2017 D&C development plan calling for up to 11 gross wells (9 net), initially targeting the Wolfcamp B formation(4)
    - 6 of which are existing vertical wellbores, allowing for re-entry and cost savings of ~$1 million per well
  - Expected December 2017 exit rate of approximately 5,000 – 5,300 boe/d
  - Expect to aggressively grow undeveloped acreage position at attractive per acre valuations

1. *Based on closing price and shares outstanding on August 11, 2017*
2. *Assumes conversion of all in the money warrants and restricted stock units. Fully diluted share count, on a treasury stock method, including out of the money warrants and conversion of Convertible Second Lien note at $5.50 per share is ~73.8mm shares*
3. *Possible locations are calculated using required spacing as determined by observing results on wells, how they are being drilled within the play and analysis of Permeability and Porosity on well logs*
4. *2017 drilling plan subject to continued internal evaluation, including development targets and well locations. Currently targeting Wolfcamp B but may evaluate different zones*

LILIS

4

Lilis Area Well Results

1

Prize Hog (Spud: Jun 2017; expected production: Sep 2017)
- The well has been drilled to a total depth of 17,421 ft. MD. Production casing has been run and cemented.

2

Wildhog BWX State Com #1H (Spud: Apr 2017; expected production: Sep 2017)
- Wolfcamp B New Drill: well is being prepared for flowback
- Measured depth is ~17,241'
- Treatable lateral is 4,567'; 23 stages and 1,837 lbs/ft

3

Grizzly #1H (Spud: Nov 2016; first production: Feb 2017
- Wolfcamp B Re-Entry
- Total Depth of 16,971'; 4,103' lateral
- 20 frac stages, 2,200 pounds of proppant per foot
- 24hr IP rate of 1,666 Boepd (65% liquids)
- IP30 1,323 Boepd (63% liquids)
- IP Per 1,000' of 406 Boepd

4

Lion #1H (Spud: Mar 2017; first production: Jul 2017)
- Wolfcamp B Re-Entry
- 24hr IP rate of 1,530 Boepd (69% liquids)
- IP per 1,000' of 380 Boepd
- 27 stages; 150 ft plug to plug spacing
- 2,200 lbs/ft sand loading
- 4,025' Total treated

5

Hippo #1H (Spud: Feb 2017; first production: May 2017)
- Wolfcamp B Re-Entry
- 16,580' total depth; 4,105' treated lateral
- 20 Frac stages, 2,200 pounds of proppant per foot
- 24hr IP 1,917 Boepd (74% liquids)
- IP30 1,506 Boepd (76% liquids)
- IP Per 1,000' of 367 Boepd



Lilis Acreage
Producing Noteworthy Lilis Wells
Non-Producing Noteworthy Lilis Wells
NAMES Offset Operators
DEVON
DEVON
RMR
ENDEAVOR
OXY
DEVON
EOG
EOG
RSP PERMIAN
LILIS ENERGY
DEVON
RSP PERMIAN
MATADOR
PANTHER
DEVON
RSP PERMIAN
RSP PERMIAN
RSP PERMIAN
SHELL
RSP PERMIAN
RSP PERMIAN
SHELL
SHELL
ANADARKO
1
2
3
4
5
6

6

Bison #1H (Spud: Oct 2016; first production: Jan 2017)
- Wolfcamp B Re-Entry
- Total Depth of 19,581'
- 6,897' lateral
- 35 frac stages, 2,200 pounds of proppant per foot
- 24hr IP rate of 2,375 Boepd (75% liquids)
- IP30 2,144 Boepd (74% liquids)
- IP per 1,000' of 344 Boepd

1. Drilled by previous management

5

LILIS

6 Strong Offset Well Results and Recent Transaction Support Value

RSPP / Silver Hill Transaction: Analogous to LLEX Assets

RSPP / Silver Hill Transaction Overview

- October 2016 – RSP Permian (RSPP) and Silver Hill Energy Partners I and II (Silver Hill) announced purchase and sale agreements in which RSPP acquired 41,000 net acres in the Delaware Basin for total consideration of ~$2.40 Billion
- ~80% operated and over 80% working interest in operated acreage; conducive to long lateral development
- Current production of ~15,000 boe/d (69% oil; 86% liquids)
- ~250,000 net effective horizontal acres including Wolfcamp B, Lower and Upper (XY) Wolfcamp A, 3rd Bone Spring, 2 Bone Spring, Avalon and Brushy Canyon
- ~3,200 gross / ~1,950 net drilling locations
- Assets directly offset LLEX's assets
- **As illustrated in the map to the right, LLEX's Wolfcamp depth is analogous to the Silver Hill acreage acquired by RSP Permian**

Wolfcamp Depth: Delaware Basin[1]



Northwest Shelf
San Simon Channel
Gaines
RSPP / Silver Hill Acreage $47,561 / acre(2)
LLEX Acreage
Lea
Andrews
Central Basin Platform
Delaware Basin
NEW MEXICO
TEXAS
Loving
Winkler
Culberson
Ward
Reeves
Pecos
SILVER HILL ACREAGE
WOLFCAMP STRUCTURE (TVDSS)
CONTOUR INTERVAL = 500
2500 2000 1500 1000 500 0 -500 -1000 -1500 -2000 -2500 -3000 -3500 -4000 -4500 -5000 -5500 -6000 -6500 -7000 -7500 -8000 -8500

1. RSPP /Silver Hill investor presentation: publicly available Information
2. $/Acre information taken from publicly available information and includes certain transaction adjustments

7

LILIS

Contiguous Acreage Position with Well Control and Takeaway Capacity

Significant Value in Delaware

- Vertical wellbores allow for horizontal re-entry
  - Reducing completed well costs by ~$1 million per well
- Extensive well control
  - No seismic or pilot holes required
- Full suite of logs penetrate entire Wolfcamp interval
- Target formation cuttings scientifically analyzed
- Field infrastructure and takeaway capacity in-place

Existing Well Logs



10
14
16
19
Wolfcamp
Bone Springs
Avalon
Delaware

Cost Reduction Initiatives

- Awaiting approvals for salt water disposal well – results in significant cost savings / LOE reduction
- New gas gathering contract with Lucid Energy Group
  - 10 year agreement
  - Full take away capacity

Long-Term Gas Gathering Agreement

On August 10, 2017 we entered into a long-term gas gathering, processing and purchase agreement with Lucid Energy Group, to support Lilis's active drilling program in the Delaware Basin. Lucid will receive, gather and process Lilis's committed gas production from certain production areas located in Lea County, New Mexico and in Loving and Winkler counties, Texas. The agreement has an initial term of ten years.

8

LILIS

Delaware Basin Structural Cross Section

PRODUCING TARGETS

Wolfcamp B
- Primary target to date with 5 active HZ wells on acreage showing strong results

Wolfcamp A
- One active HZ well: Kudu 1H
  - Drilled out of target by prior team & under stimulated
- Matador well three sections west of Lilis IP'd at >2,200 boe/d

Wolfcamp C
- Vertical PDP well on NM block completed in 2015
- Successful Mewbourne horizontal well two blocks south

Brushy Canyon
- Numerous legacy wells on the acreage including horizontal test indicating good potential

TARGETS PRODUCING NEARBY

Avalon Shale
- Well developed target nearby in Lea County with numerous operators testing down spacing

1st Bone Springs
- Well developed target in Lea County with some nearby activity by EOG and RSP Permian

2nd Bone Spring
- Viewed as highest potential of untested zones on acreage
- Over 1,500' of pay and tremendous OIP support multiple benches within the zone

3rd Bone Springs
- De-risked by nearby Concho and RSP Permian activity

Wolfcamp XY
- De-risked by nearby RSP Permian activity in Loving County

EOG Whirling Wind

EOG Noah Brunson



A
A'



MOSBACHER '20'
1
WEYMAN 18 #1
1
SHAMMO C24-4
1
GRIZZLY
1H
WOLFE UNIT #3
3
ELK 1H
1
ROMAN NOSE 2
2
DULL KNIFE
1
Log Depth(ft)
T_BYCN_L2
AVALON
1ST_BNSP
2ND_BNSP
3RD_BNSP
WFMP_XY
WFMP_A
WFMP_B
WFMP_C
WFMP_D
-7500
-8000
-8500
-9000
-9500
-10000
-10500
-11000
-11500
-12000
-12500
-13000
-13500
-14000
-14500

9

LILIS

Lilis Energy: Prospective Drilling Benches & Drilling Inventory

Over 500+ Delaware Well Locations Provide Multi-Year Inventory[1]

- Internal geologic and engineering analysis suggests multi stacked pay development. Upward potential of 40+ wells per section.
- On current acreage position, stacked pay could result in over 500+ wells of potential drilling inventory.
- Offset operators such as RSPP, MTDR, EOG, DVN, APA, and PDCE have touted the multi-stack potential in the Delaware Basin

Lilis Inventory Zones and Spacing


1-mile
5,120 feet
Lilis Location
Offset Operator Location

Offset Operator Zones[2]

	RSP Permian	Matador	devon	Felix Energy	eog resources
Brushy Canyon		✓	✓		
Avalon Shale	✓	✓	✓		✓
1st Bone Spring		✓			
2nd Bone Spring		✓	✓		✓
3rd Bone Spring		✓	✓	✓	
Wolfcamp XY & A	✓	✓	✓	✓	✓
Wolfcamp B	✓	✓			✓
Wolfcamp C					
Wolfcamp D		✓			

(1) Assumes 40+ wells per section (640 acre section)
(2) Source: Investor presentations, wall street research

LILIS

10

11 Lilis Energy: Strong Well Economics Wolfcamp B – 1 Mile Lateral Type Curve Sensitivities Wolfcamp B – 1 ½ Mile Lateral Type Curve Sensitivities Notes: *Differentials used for pricing include - 5.5%/ bbl and - 26% on gas *Metrics used for table include 10% discount rate and $7.5 MM and $8.5 MM CAPEX respectively

12 2017 YTD DELAWARE BASIN TRANSACTIONS (TRANSACTIONS >$100 MILLION ) $16,437 $9,589 $18,140 $10,090 $6,181 $22,900 $19,623 $21,802 $22,879 $21,745 $42,630 $29,071 $23,335 $35,004 $20 $40 $60 $80 $100 $120 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 1 6 7 4 1 1 6 4 3 6 10 12 12 3 2014 2015 2016 2017 WTI ($/bbl) TEV / Adj. Net Acre ($/acre) WTI ($/bbl) Deal Count PERMIAN TRANSACTION VALUES OVER TIME (TRANSACTIONS >$100 MILLION ) Source: BMO M&A Transaction Database Note: Oil and gas equivalent volumes converted using 6:1 ratio. 1. Map excludes Midland Basin acreage associated with ExxonMobil/ Bopco and Noble/Clayton Williams transactions. 2. Price Adjusted TEV is calculated by multiplying Announced Transaction Enterprise Value (TEV) by the TEV Adj. Factor, which is th e ratio of current (as of 28 - Apr - 17) 12 - month average of NYMEX Oil ($50.17 / bbl ) and NYMEX Gas ($3.36 / mmbtu ) prices to the 12 - month average prices on the announcement date. 3. TEV / Adjusted Net Acres multiple based on flowing production adjustment of $35,000 per flowing boe . Delaware Basin Transaction Trends

Mid - Year Reserve Update 13 Lilis’s proved reserves were 10.4 MMBOE at mid - year 2017. A 767% increase since December 31, 2016. Increased reserves are attributable to the following: ▪ Successful single rig program ▪ Delivering 3 PDP wells and 2 DUC completions ▪ 15 - PUD locations booked as offsets to existing PDP wells ▪ Optimization of legacy production ▪ Acquiring additional leasehold and non - consent well bore elections * These reserves exclude the DJ Basin assets divestiture. Consistent with SEC requirements, Lilis Energy reports reserves based on the average of the applicable market price prevailing on the first day of each calendar mont h during the year.

Appendix

15 Statement of Operations for The Period Ending June 30, 2017

LLEX Management Team James Linville CEO Mr . Linville joined Lilis Energy in June 2017 as President and became CEO in August, bringing more than 30 years of experience in the energy industry . Prior to joining Lilis Energy, Mr . Linville held leadership roles in a variety of energy companies including U . S . Energy Development Corporation, American Energy Partners and Devon Energy . Throughout the course of his career Jim has evaluated over $ 12 billion of acquisitions, with over $ 5 billion completed ; co - managed $ 850 MM in multi - rig horizontal development programs, and oversaw drilling of more than 500 wells . Mr . Linville received a B . S . in Petroleum Engineering from New Mexico Tech and a Master of Environmental Management from Marshall University . He is a member of the Petroleum Advisory Board of New Mexico Tech and a registered professional engineer . Joseph C. Daches EVP, CFO & Treasurer Mr . Daches is a licensed CPA with over 20 years of experience and expertise in directing strategy, accounting and finance in primarily small and mid - size oil and gas companies . Prior to joining Lilis Energy Inc . , Mr . Daches held the position of CFO at Magnum Hunter Resources ("MHR") where he concluded his tenure by successfully guiding MHR through a restructuring and upon emergence was appointed Co - CEO by the new Board of Directors . Mr . Daches has helped guide several oil and gas companies through financial strategy activities, capital raises, and both public and private offerings . Mr . Daches possesses significant business experience and knowledge related to the oil and gas industry, including A&D transactions, oil and gas reporting, SEC reporting, corporate governance and compliance, budgeting and business valuations . Mr . Daches holds a Bachelor of Science in accounting and is a licensed CPA in Texas . Brennan Short COO Mr . Short is a petroleum engineer with 20 years of domestic oil/gas exploration and production operations, field supervision, management and petroleum engineering consulting experience . Prior to joining Lilis Energy, Mr . Short worked for Conoco, EOG Resources, FINA and Burlington Resources in various production operations and field positions . Mr . Short earned his Bachelor’s degree in Petroleum Engineering from Texas A&M University Seth Blackwell EVP, Land & Business Development Mr . Blackwell is a Professional Landman with extensive knowledge and experience in all facets of land management . Prior to joining the Lilis team, Mr . Blackwell held the position of Vice President of Land for XOG Resources where he managed all land and business development efforts . Prior to that, he gained exposure to multiple oil and gas basin in the US while working for Occidental Petroleum . Mr . Blackwell holds a Bachelor’s Degree in Business Management from Fort Hays State University and is an active member of the American Association of Professional Landman, North Houston Association of Professional Landman and the Houston Association of Professional Landman . Mary Hughes Senior Geologist Mrs . Hughes joined Lilis Energy in 2017 as an experienced petroleum geologist focused on exploration and optimizing development projects . Mrs . Hughes’ previous roles have included new ventures exploration, lead operations geologist, and field geology with Apache Corporation and Activa Resources . Mrs . Hughes earned a B . S . Geology degree from Sam Houston State University and an M . S . Geology from University of Texas at San Antonio . Mrs . Hughes currently serves as Secretary for the South Texas Geological Society and is an active member of American Association of Petroleum Geologists . Ariella Fuchs EVP, General Counsel & Secretary Ms . Fuchs joined Lilis Energy in March 2015 . Previously, Ms . Fuchs served as an associate with Baker Botts L . L . P . , specializing in securities transactions and corporate governance and an associate at White & Case LLP and Dewey and LeBoeuf LLP in the firm’s mergers and acquisitions groups . Ms . Fuchs received a J . D . degree from New York Law School and a B . A . degree in Political Science from Tufts University . Wobbe Ploegsma VP of IR & Capital Markets Mr . Ploegsma has over 10 years of finance and energy investment banking related experience . Prior to joining Lilis Energy, Mr . Ploegsma held various positions with Growth Capital Partners, Tudor Pickering Holt & Co . , MLV & Co . and FBR Capital Markets . Mr . Ploegsma received his undergraduate degree in Business Administration from Trinity University and his MBA from Rice University’s Jones School of Business . 16

LLEX Board of Directors Ronald D. Ormand Executive Chairman Mr . Ormand b rings more than 34 years of industry experience . Mr . Ormand has completed over $ 25 billion of capital markets and $ 10 billion of financial advisory transactions as both a principal and banker . Mr . Ormand was a co - founder and senior executive at Magnum Hunter Resources Corporation (NYSE : MHR) . While with MHR, Mr . Ormand executed a strategy to grow MHR from sub - $ 30 million enterprise value to over $ 3 . 2 billion in 4 ½ years . Mr . Ormand has served as a member of numerous Board of Directors, most recently the Chairman of the Board of MLV & Co . , where he oversaw and led the acquisition of MLV by FBR Capital Markets (NASDAQ : FBRC) . Gen. Merrill A McPeak (USAF Retired) Director Following retirement from active service in 1994 , General McPeak launched a second career in business . General McPeak served as the fourteenth chief of staff of the U . S . Air Force and flew 269 combat missions in Vietnam during his distinguished 37 - year military career . General McPeak was a founding investor and chairman of Ethicspoint , an ethics and compliance software and services company, which was subsequently restyled as industry leader Navex Global, and acquired in 2011 by a private equity firm . General McPeak also served as chairman of Coast Plating, a metal finishing company for aerospace and other industries, which was also acquired in a private equity buyout . General McPeak currently serves as a director of DGT Holdings, GenCorp, Lion Biotechnologies and Research Solutions, Inc . , as well as Valence Surface Technologies . Nuno Brandolini Director Mr . Brandolini was appointed to Lilis Energy’s Board of Directors beginning in February 2014 . Mr . Brandolini is a general partner of Scorpion Capital Partners, L . P . , a private equity firm organized as a small business investment company (SBIC) . Mr . Brandolini co - founded Rosecliff , Inc . in 1993 and served as its Managing Director . Mr . Brandolini served as Assistant Treasurer of Allianz Funds . Prior to 1993 , he served as a Vice President at Salomon Brothers Inc . , where he was an investment banker involved in mergers and acquisitions in the Financial Entrepreneurial Group . He served as the President and Principal at The Baltheus Group and a Principal and Executive Vice President of Logic Capital Corp . Mr . Brandolini began his career as an investment banker at Lazard Freres & Co . Mr . Brandolini served as the Chairman of Lilis Energy, Inc . since April 24 , 2014 until January 14 , 2016 . Mr . Brandolini served as the Chairman at Northern Gold Mining Inc . since May 6 , 2013 and has been its Director since January 17 , 2012 . Mr . Brandolini serves as a Lead Director of Northern Gold Mining Inc . Mr . Brandolini has been a Director of LifePoint , Inc . since September 29 , 2003 , Lilis Energy, Inc . since February 13 , 2014 . He has been an Independent Director of Cheniere Energy, Inc . since 2000 . Peter Benz Director Mr . Benz brings more than 25 years of experience in investment banking and corporate advisory services for emerging growth companies in the areas of financing, mergers and acquisition, funding strategy and general corporate development . Mr . Benz currently serves as Chief Executive Officer of Viking Asset Management, LLC . Mr . Benz is responsible for assuring a steady flow of candidate deals, making asset allocation and risk management decisions and overseeing all business and investment operations . He has extensive experience specializing in investment banking and corporate advisory services for small growth companies in the areas of financing, merger/acquisition, funding strategy and general corporate development . He founded Bi - Coastal Consulting Corporation in 1986 and served as its President and Principal . Mr . Benz worked at Gilford Securities where he was responsible for private placements and investment banking activities . R. Glenn Dawson Director Mr . Dawson brings 35 years of oil and gas and management experience in North American hydrocarbon basins . Mr . R . Glenn Dawson serves as the President and Chief Executive Officer of Cuda Energy, Inc . , a private Canadian - based E&P company . Mr . Dawson served as President of Bakken Hunter and Williston Hunter Canada, wholly owned subsidiaries of MHR, from April 2011 - Jan . 31 - 2015 . Mr . Dawson served as an Executive Vice President of Magnum Hunter Resources Corp . until January 31 , 2015 . 17

NYSE American | LLEX Wobbe Ploegsma VP of Investor Relations & Capital Markets ir@lilisenergy.com 210.999.5400 CorProminence John Marco davidb@coreir.com 512.222.2560